Exhibit 4(a)





                  COLLATERAL TRUST INDENTURE

                  dated as of __________, 19__

                             AMONG

                    W3A FUNDING CORPORATION,

                LOUISIANA POWER & LIGHT COMPANY


                              AND


                     BANKERS TRUST COMPANY
      not in its individual capacity, but solely as Trustee

                          ___________

        Providing for the Issuance from Time to Time of Securities To Be Issued in One or More Series









                     Issuance of Securities
                     in connection with the
             Lease of Three Undivided Interests in
               Unit No. 3 of the Waterford Steam
                  Electric Generating Station
                 St. Charles Parish, Louisiana

                    W3A FUNDING CORPORATION

                LOUISIANA POWER & LIGHT COMPANY

            Reconciliation and tie between Indenture
                  dated as of October 1, 1994

                              and

                  Trust Indenture Act of 1939
                                                       Section
Section of Act                                       of Indenture

310(a)(1)                                                   9.09
      (2)                                                   9.09
      (3)                                                   9.15(b)(2)
      (4)
Inapplicable
      (5)                                                   9.09
  (b)                                                       9.08,9.10
  (c)                                                       9.13
311(a)                                                      9.13
   (b)                                                      9.13
   (c)
Inapplicable
312(a)                                                     10.01
 (b)                                                       10.01
 (c)                                                       10.01
313(a)                                                     10.02
 (b)                                                       10.02
 (c)                                                       10.02
 (d)                                                       10.02
314(a)                                                     10.02
 (b)                                                       5.06
 (c)(1)                                                    1.02
    (2)                                                    1.02
    (3)                                                    2.04(g)(i)
 (d)(1)                                                    5.11
    (2)                                                 Inapplicable
    (3)                                                    2.04(g)(ii)
 (e)                                                       1.02
315(a)                                                     9.01, 9.03
 (b)                                                       9.02
 (c)                                                       9.01
 (d)(1)                                                    9.01
    (2)                                                    9.01
    (3)                                                    9.01
 (e)                                                       8.10
316(a)(1)(A)                                               8.07
      (B)                                                  8.08
      (2)                                                Inapplicable
(a) (last sentence)                                        1.01
                                                         ("Outstanding")
 (b)                                                       8.11
317(a)(1)                                                  8.05(a)
      (2)                                                  8.05(d)
    (b)                                                    5.03
                                                           9.14(a)
318(a)                                                     1.07
____________________
Bond: This reconciliation and tie shall not, for any purpose, be deemed to constitute a part of the Indenture.

                       TABLE OF CONTENTS


                                                             Page

          RECITALS                                              1
          GRANTING CLAUSES                                      1

     ARTICLE ONE

                Definitions and Other Provisions
                     of General Application
          Section 1.01.  Definitions                            2
          Section   1.02.    Compliance   Certificates   and
          Opinions                                              7
          Section  1.03.   Form  of Documents  Delivered  to
          Trustee                                               8
          Section 1.04.  Acts of Holders                        8
          Section  1.05.  Notices, etc., to Trustee, Company
          and LP&L                                              9
          Section 1.06.  Notices to Holders; Waiver             9
          Section 1.07.  Conflict with Trust Indenture Act     10
          Section  1.08.   Effect of Heading  and  Table  of
          Contents                                             10
          Section 1.09.  Successors and Assigns                10
          Section 1.10.  Separability Clause                   10
          Section 1.11.  Benefits of Indenture                 10
          Section 1.12.  Governing Law                         10
          Section 1.13.  Legal Holidays                        11

     ARTICLE TWO

                         The Securities
          Section  2.01.  Form of Security to Be Established
          by Series Supplemental Indenture                     11
          Section 2.02.  Form of Trustee's Authentication      11
          Section  2.03.   Amount  Unlimited;  Issuable   in
          Series; Limitations on Issuance                      11
          Section  2.04.   Authentication  and  Delivery  of
          Securities                                           13
          Section 2.05.  Form and Denominations                14
          Section 2.06.  Execution of Securities               14
          Section 2.07.  Temporary Securities                  15
          Section 2.08.  Registration, Transfer and Exchange   15
          Section  2.09.   Mutilated,  Destroyed,  Lost  and
          Stolen Securities                                    16
          Section   2.10.   Payment  of  Interest;  Interest
          Rights Preserved                                     16
          Section 2.11.  Persons Deemed Owners                 18
          Section 2.12.  Cancellation                          18
          Section  2.13.  Dating of Securities;  Computation
          of Interest                                          18
          Section 2.14. Source of Payments; Rights and Liabilities of Lessors, Owner Participants and
                 Lease Indenture Trustees                      18
          Section  2.15.  Application of Proceeds  from  the
          Sale of Securities                                   18
          Section  2.16.   Principal  Amount  of  Securities
          Payable Without Presentment or Surrender.            19

     ARTICLE THREE

               Provisions as to Pledged Property
          Section 3.01.  Holding of Pledged Securities         19
          Section  3.02.  Disposition of Payments on Pledged
          Property.                                            19
          Section 3.03. Exercise of Rights and Powers Under Pledged Lessor Bonds and Lease
                 Indentures                                    19
          Section 3.04.  Certain Actions in Case of Judicial
          Proceedings                                          20
          Section 3.05.  Cash Held by Trustee Treated  as  a
          Deposit                                              20

     ARTICLE FOUR

                    Withdrawal of Collateral
          Section 4.01.  Withdrawal of Collateral              20
          Section  4.02.   Reassignment  of  Pledged  Lessor
          Bonds upon Payment                                   20

     ARTICLE FIVE

                           Covenants
          Section  5.01.  Payment of Principal, Premium,  if
          any, and Interest                                    20
          Section 5.02.  Maintenance of Office or Agency       21
          Section 5.03.  Money for Security Payments  to  be
          Held in Trust                                        21
          Section 5.04.  Maintenance of Corporate Existence    22
          Section 5.05.  Protection of Pledged Property.       22
          Section 5.06.  Opinions as to Pledged Property.      23
          Section 5.07.  Performance of Obligations            23
          Section 5.08.  Negative Covenants                    23
          Section 5.09.  Annual Statement as to Compliance     24
          Section   5.10.    Delivery  of   Certificate   of
          Independent Public Accountant                        24
          Section   5.11.    Delivery  of   Certificate   of
          Engineer, Appraiser or Other Expert                  24

     ARTICLE SIX

                    Redemption of Securities
          Section 6.01.  Applicability of Article              25
          Section  6.02.   Election  to  Redeem;  Notice  to
          Trustee                                              25
          Section  6.03.  Selection by Trustee of Securities
          to be Redeemed.                                      25
          Section 6.04.  Notice of Redemption.                 26
          Section  6.05.   Securities Payable on  Redemption
          Date                                                 27
          Section 6.06.  Securities Redeemed in Part.          27

                         ARTICLE SEVEN

                         Sinking Funds
          Section 7.01.  Applicability of Article              27
          Section 7.02.  Sinking Funds for Securities          28

     ARTICLE EIGHT

                  EVENTS OF DEFAULT; REMEDIES
          Section 8.01.  Events of Default                     28
          Section    8.02.    Acceleration   of    Maturity;
          Rescission and Annulment                             29
          Section 8.03. Trustee's Power of Sale of Pledged Property; Notice Required; Power to Bring
                 Suit                                          30
          Section   8.04.   Incidents  of  Sale  of  Pledged
          Property                                             30
          Section 8.05.  Judicial Proceedings Instituted  by
          Trustee                                              31
          Section  8.06.  Holders May Demand Enforcement  of
          Rights by Trustee                                    33
          Section 8.07.  Control by Holders                    33
          Section 8.08.  Waiver of Past Defaults               34
          Section 8.09.  Proceedings Instituted by Holder      34
          Section 8.10.  Undertaking To Pay Court Costs        34
          Section 8.11.  Right of Holders To Receive Payment
          Not To Be Impaired                                   35
          Section 8.12.  Application of Moneys Collected  by
          Trustee                                              35
          Section  8.13.  Securities Held by Certain Persons
          Not To Share in Distribution.                        36
          Section  8.14.  Waiver of Appraisement, Valuation,
          Stay, Right to Marshalling                           36
          Section  8.15.   Remedies  Cumulative;  Delay   or
          Omission Not a Waiver                                36

     ARTICLE NINE

                          The Trustee
          Section 9.01.  Certain Duties and Responsibilities   37
          Section 9.02.  Notice of Defaults                    37
          Section 9.03.  Certain Rights of Trustee             37
          Section  9.04.   Not Responsible for  Recitals  or
          Issuance of Securities.                              38
          Section 9.05.  May Hold Securities                   38
          Section  9.06.   Funds May Be Held by  Trustee  or
          Paying Agent                                         38
          Section  9.07.  Compensation and Reimbursement  of
          Trustee and Authorized Agents                        39
          Section   9.08.    Disqualification;   Conflicting
          Interests                                            39
          Section   9.09.    Corporate   Trustee   Required;
          Eligibility                                          39
          Section 9.10  Resignation and Removal; Appointment
          of Successor.                                        40
          Section   9.11.   Acceptance  of  Appointment   by
          Successor.                                           41
          Section  9.12.   Merger, Conversion, Consolidation
          or Succession to Business.                           41
          Section  9.13.  Preferential Collection of  Claims
          against any Obligor                                  41
          Section 9.14.  Authorized Agents                     41
          Section 9.15.  Co-Trustee or Separate Trustee.       43

     ARTICLE TEN

                   Holders' Lists and Reports
                      by Trustee and LP&L
          Section 10.01.  LP&L to Furnish Trustee Names  and
          Addresses of Holders.                                44
          Section 10.02.  Reports by Trustee and LP&L          45

     ARTICLE ELEVEN

                    Supplemental Indentures
          Section  11.01.   Supplemental Indentures  Without
          Consent of Holders.                                  45
          Section   11.02.    Supplemental  Indenture   With
          Consent of Holders                                   46
          Section  11.03.  Documents Affecting  Immunity  or
          Indemnity                                            47
          Section    11.04.    Election   of    Supplemental
          Indentures                                           47
          Section 11.05.  Effect of Supplemental Indentures    47
          Section  11.06.   Conformity with Trust  Indenture
          Act                                                  47
          Section   11.07.   Reference  in   Securities   to
          Supplemental Indentures.                             48

     ARTICLE TWELVE

                   Satisfaction and Discharge
          Section  12.01.   Satisfaction  and  Discharge  of
          Securities                                           48
          Section 12.02. Satisfaction and Discharge of Indenture.      49
          Section 12.03.  Application of Trust Money           50

     ARTICLE THIRTEEN

   Meetings of Holders of Securities; Action without Meeting
          Section 13.01.Purposes for Which Meetings May Be Called      50
          Section 13.02.      Call, Notice and Place of Meetings.      50
          Section  13.03.   Persons  Entitled  to  Vote   at
          Meetings                                             51
          Section 13.04.  Quorum; Action.                      51
               Section   13.05.  Attendance   at   Meetings;
               Determination of Voting Rights;
                 Conduct and Adjournment of Meetings           52
          Section   13.06.   Counting  Votes  and  Recording
          Action of Meetings.                                  52
          Section 13.07.  Action Without Meeting               53

     ARTICLE FOURTEEN

Liability of the Company Solely Corporate; No Liability of LP&L
          Section  14.01.   Liability of the Company  Solely
          Corporate.                                           53
          Section 14.02.  No Liability of LP&L                 53


PARTIES                                                        51
EXHIBIT  A  -  Identification of Certain  Documents  and  Parties
Thereto

                   COLLATERAL TRUST INDENTURE

       Collateral Trust Indenture, dated as of __________, 199_, among W3A Funding Corporation, a Delaware corporation (the "Company"), having its principal office and mailing address at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, Louisiana Power & Light Company, a Louisiana corporation ("LP&L"), having its principal office and mailing address at 639 Loyola Avenue, New Orleans, Louisiana 70113 and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as trustee (hereinafter called the "Trustee") having its corporate trust office at Four Albany Street, New York, New York 10006.


                      W I T N E S S E T H:

      Whereas, the Company has duly authorized the creation of an issue of its bonds, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; and to secure the Securities and to provide for the authentication and delivery thereof by the Trustee, the Company has duly authorized the execution and delivery of this Indenture; and

       Whereas, all acts necessary to make this Indenture a valid instrument for the security of the Securities, in accordance with its and their terms, have been done;

       Now, Therefore, This Indenture Witnesseth, that, to secure the payment of the principal of and premium, if any, and interest on all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, and the performance of the covenants therein and herein contained, and in consideration of the premises and of the covenants herein contained and of the purchase of the Securities by the holders thereof, and of the sum of one dollar ($1.00) paid to the Company by the Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company by these presents does grant, bargain, sell, release, convey, assign, pledge, transfer, mortgage, hypothecate and confirm unto the Trustee all and singular the following (which collectively are hereinafter called the "Pledged Property"), excluding, in any event, any moneys which are specifically stated herein not to constitute part of the Pledged Property, to wit:


                            RECITALS

       All Pledged Lessor Bonds (as hereinafter defined) as shall be actually pledged and assigned by the Company to the Trustee pursuant to the Series Supplemental Indentures or other supplemental indentures to be executed and delivered as provided in this Indenture, together with the interest of the Company, if any, in the Lease Indentures (as hereinafter defined) securing said Pledged Lessor Bonds.


                        GRANTING CLAUSES

       Any property, including cash, that may, from time to time, hereafter be subjected to the lien and/or pledge hereof by the Company or which, pursuant to any provision of this Indenture or any Series Supplemental Indenture or other supplemental indentures to be executed and delivered as provided in this Indenture, may become subjected to the lien and/or pledge hereof; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder. Such subjection to the lien hereof of any such property as additional security may be made subject to any reservations, limitations or conditions which shall be set forth in a written instrument executed by the Company and/or by the Trustee respecting the scope or priority of such lien and/or pledge or the use and disposition of such property or the proceeds thereof.

       To Have and to Hold the Pledged Property unto the Trustee and its successors and assigns forever subject to the terms of this Indenture, including, without limitation, Section 12.01.

      But In Trust, Nevertheless, for the equal and proportionate benefit and security of the holders from time to time of all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, without any priority of any one Security over any other.

       And Upon The Trusts and subject to the covenants and conditions hereinafter set forth.


                          ARTICLE ONE

                Definitions and Other Provisions
                     of General Application


Section 1.01.  Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

       (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

       (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

       (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

       (4)    all  reference  in  this  Indenture  to  designated
"Articles",  "Sections"  and  other  subdivisions  are   to   the
designated Articles, Sections and other subdivisions of this Indenture; and

       (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       Certain terms, used principally in Article Nine, are defined in that Article.

       "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating  Agent"  means  any  Person   acting   as
Authenticating Agent hereunder pursuant to Section 9.14.

       "Authorized Agent" means any Paying Agent or Security Registrar or Authenticating Agent or other agent appointed by the Trustee in accordance with this Indenture to perform any function which this Indenture authorizes the Trustee or such agent to perform.

       "Board of Directors" means, when used with respect to the Company, the board of directors of the Company and, when used with respect to LP&L, the board of directors of LP&L, or, in either case, any committee of that board duly authorized to act for it hereunder.

       "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or LP&L, as the case may be, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification, and delivered to the Trustee.

       "Business Day" means any day other than a Saturday or Sunday or other day on which banks in New Orleans, Louisiana, New York, New York or the cities in which the Indenture Trustee's Offices (as defined in the respective Lease Indentures) are located, are authorized or obligated to be closed.

       "Change" with respect to any instrument means any consent,
amendment,   waiver,  approval,  notice  or  direction   or   the
execution, grant or giving of any thereof.

       "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

       "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

       "Company Request" or "Company Order" means a written request or order, as the case may be, signed in the name of the Company by its President or one of its Vice Presidents, and by its Treasurer, Secretary, or one of its Assistant Treasurers or Assistant Secretaries, and delivered to the Trustee.

       "Corporate Trust Office" means the principal office of the Trustee at which at any particular time corporate trust business of the Trustee shall be administered, which at the date of this Indenture is Four Albany Street, New York, New York 10006,
Attention: Corporate Trust & Agency Group_Public Utilities Group, or such other office as may be designated by the Trustee to the Company, LP&L and each Securityholder.

       "Event  of  Default" has the meaning specified in  Section
8.01.

       "Extension Letter" means the Extension Letter, to be dated the date of the original issuance of a series of Pledged Lessor Bonds and addressed to the Trustee by the parties to the Participation Agreement in accordance with which such series of Pledged Lessor Bonds was issued, extending to the Trustee the representations, warranties and covenants of such parties referred to in Section 10(c)(8) of such Participation Agreement.

      "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Security Register.

       "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

       "Initial Interest Payment Date" with respect to any series of Securities means the date of the Stated Maturity of the initial installment of interest on Securities of such series.

      "Installment Payment Amount", when used with respect to any Security the principal of which is payable in installments without presentment or surrender, means the amount of the
installment  payment  of  principal  due  and  payable  on   each
Installment Payment Date other than the Stated Maturity date thereof.

       "Installment Payment Date", when used with respect to any Security the principal of which is payable in installments without presentment or surrender, means each date on which an installment payment of principal is due and payable on such Security, as set forth in the Series Supplemental Indenture creating the Securities of such series.

       "LP&L"  shall  mean  Louisiana Power &  Light  Company,  a
Louisiana corporation, and its permitted successors and assigns.

      "Lease" means each Lease identified in Exhibit A hereto, as such Lease may be amended or supplemented from time to time pursuant to the applicable provisions thereof; "Leases" means each and every Lease.

       "Lease Indenture" means each Lease Indenture identified in Exhibit A hereto, as such Lease Indenture may be amended or supplemented from time to time pursuant to the applicable provisions thereof; "Lease Indentures" means each and every Lease Indenture.

       "Lease Indenture Estate" shall have the meaning set forth in each Lease Indenture.

       "Lease Indenture Trustee" means each Lease Indenture Trustee identified in Exhibit A hereto, until a successor Lease Indenture Trustee shall have become such pursuant to the applicable provisions of the Lease Indenture to which such Lease Indenture Trustee is a party, and thereafter "Lease Indenture Trustee" means the successor Lease Indenture Trustee; "Lease Indenture Trustees" means each and every Lease Indenture Trustee.

       "Lease Payments" with respect to any Lease shall mean amounts payable under such Lease in respect of (i) basic rent,
(ii) casualty value, (iii) special casualty value, (iv) any amount determined by reference to casualty value or special casualty value or (v) any other amounts payable in connection with termination of such Lease, in each case as more fully described in and assigned pursuant to the related Lease Indenture; "Lease Payments" with respect to all Leases means the aggregate of Lease Payments under any and all Leases.

       "Lessor" or "Owner Trustee" means any Lessor or Owner Trustee identified in Exhibit A hereto, until a successor shall have become such pursuant to the applicable provisions of the related Trust Agreement identified in such schedule, and thereafter "Lessor" or "Owner Trustee" means such successor; "Lessors" or "Owner Trustees" means each and every Lessor or Owner Trustee.

       "Lessor Bond" means any bond issued by a Lessor under a Lease Indenture.

       "Lien of this Indenture" or "lien hereof" means the lien and security interest created by these presents, or created by any concurrent or subsequent conveyance to the Trustee (whether made by the Company or any other Person and whether pursuant to a Series Supplemental Indenture or otherwise), or otherwise created, making any property a part of the Pledged Property held by the Trustee for the benefit of the Securities Outstanding hereunder.

       "Obligor", when used with reference to the Securities or this Indenture, means LP&L and any successor to the obligations of LP&L under a Lease, and does not include the Trustee, a Lease Indenture Trustee, an Owner Trustee or an Owner Participant so long as they have not assumed such obligations; provided, however, that no reference to LP&L as an Obligor herein shall be construed as implying any guaranty or assumption of the Securities or the obligations represented thereby by LP&L.

       "Officers' Certificate" means a certificate signed by the President or any Vice President and the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of LP&L, any Lessor or the Company, as the case may be, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel for any Person either expressly referred to herein or otherwise satisfactory to the Trustee which may include, without limitation, counsel to the Company, any Lessor, any Lease Indenture Trustee, any Owner Participant or LP&L, whether or not such counsel is an employee of any of them.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

        (ii) Securities or portions thereof deemed to have been paid within the meaning of Section 12.01 hereof; and

      (iii)  Securities which have been paid pursuant to  Section
      2.09 or in exchange for or in lieu of which other Securities have been issued, authenticated and delivered pursuant to this Indenture, other than any Securities in respect of which there shall have been presented to the
      Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders, Securities owned by the Company or LP&L, or any Affiliate of either thereof, unless such Persons own all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series, as the case may be, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or LP&L, or any Affiliate of either thereof.

       "Owner Participant" means any Owner Participant identified in Exhibit A hereto, until a transferee, successor or assignee thereof shall have become such pursuant to the applicable provisions of the Participation Agreement to which such Owner Participant is a party, and thereafter "Owner Participant" means such transferee, successor or assignee; "Owner Participants" means each and every Owner Participant.

        "Participation Agreement" means each Participation Agreement identified in Exhibit A hereto as such Participation Agreement may be amended from time to time pursuant to the applicable provisions thereof; "Participation Agreements" means each and every Participation Agreement.

       "Paying Agent" means any Person acting as Paying Agent hereunder pursuant to Section 9.14.

       "Person" means any individual, partnership, corporation, trust, unincorporated association or joint venture, a government or any department or agency thereof, or any other entity.

        "Place of Payment", when used with respect to the Securities of any series, means the office or agency maintained pursuant to Section 5.02 and such other place or places, if any, where the principal of and premium, if any, and interest on the Securities of such series are payable as specified in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

       "Pledged Lessor Bond" means each Lessor Bond identified in a schedule to a Series Supplemental Indenture, as such Lessor Bond may be amended or supplemented from time to time pursuant to the applicable provisions thereof, of the related Lease Indenture and of this Indenture; "Pledged Lessor Bonds" means each and every Pledged Lessor Bond.

       "Pledged Property" has the meaning set forth in the Granting Clauses.

       "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; for the purposes of this definition, any Security authenticated and delivered under Section 2.09 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

      "Principal Instruments" means the Pledged Lessor Bonds, the
Lease Indentures, the Participation Agreements and the Leases.

       "Redeemed Securities" shall have the meaning specified  in
Section 7.02.

       "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

       "Regular Record Date" for the Stated Maturity of any installment of interest on the Securities of any series or for the Installment Payment Date of any installment of principal of the Securities and any series for which principal is payable from time to time without presentation or surrender means the 15th day (whether or not a Business Day) of the month preceding the month in which such Stated Maturity or Installment Payment Date, as the case may be, occurs, or any other date specified for such purpose in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

       "Responsible Officer" shall mean when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Security" or "Securities" shall have the meaning set forth in the recitals hereto.

       "Security  Register" has the meaning specified in  Section
2.08.

       "Security  Registrar" means any Person acting as  Security
Registrar hereunder pursuant to Section 9.14.

       "LP&L Request" means a written request or order, signed in the name of LP&L by its President or one of its Vice Presidents or Assistant Vice Presidents and by its Treasurer or Secretary or one of its Assistant Treasurers or Assistant Secretaries or any authorized agent of LP&L, and delivered to the Trustee.

        "Series Supplemental Indenture" means an indenture supplemental to this Indenture, for the purpose of, among other things, specifying, in accordance with Article Two hereof, the form of the Securities of any series and/or for the purpose of, among other things, subjecting to the Lien of this Indenture the Pledged Lessor Bonds related to such series; "Series Supplemental Indentures" means each and every Series Supplemental Indenture.

      "Sinking Fund" has the meaning specified in Section 7.02.

       "Sinking Fund Redemption Date" shall have the meaning specified in Section 7.02.

        "Sinking  Fund  Requirements"  shall  have  the   meaning
specified in Section 7.02.

       "Special Record Date" for the payment of any defaulted interest or any defaulted Installment Payment Amount means a date fixed by the Trustee pursuant to Section 2.10.

       "Stated Maturity", when used with respect to the principal of any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which such principal or such installment of interest is due and payable;
provided, however, that, with respect to any Security the principal of which is payable in installments without presentment or surrender, Stated Maturity shall mean the date specified in such Security as the fixed date on which the final payment of principal of such Security is due and payable.

       "Trust  Indenture Act" or "TIA" means the Trust  Indenture
Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 11.06.

       "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

Section 1.02.  Compliance Certificates and Opinions.

       Upon any application or request by the Company, any Lessor or LP&L to the Trustee to take any action under any provision of this Indenture, the Company, such Lessor or LP&L, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

       Every  certificate or opinion with respect  to  compliance with  a  condition  or covenant provided for  in  this  Indenture
(other  than  certificates  provided pursuant  to  Section  10.02 herein) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions therein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.  Form of Documents Delivered to Trustee.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company, of any Lessor or of LP&L may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, of any Lessor or of LP&L, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company, such Lessor or LP&L, as the case may be, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

      Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04.  Acts of Holders.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are delivered to the Trustee and, where it is hereby expressly required, to the Company and to LP&L. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.01) conclusive in favor of the Trustee, the Company and LP&L, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.06.

       (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. If such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proved by the Security Register and the Trustee shall not be affected by notice to the contrary.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.

       (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of the Holder of any Security may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

       (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 1.05.  Notices, etc., to Trustee, Company and LP&L.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder, by the Company, by LP&L or by an Authorized Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (b) the Company by the Trustee, by any Holder, by LP&L or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and LP&L by the Company for such purpose, or

         (c) LP&L by the Trustee, by any Holder, by the Company or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to LP&L addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and the Company by LP&L for such purpose.

Section 1.06.  Notices to Holders; Waiver.

       Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders, then such notification as shall be made by overnight courier at the expense of the Company shall constitute a sufficient notification for every purpose hereunder.

       Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

Section 1.07.  Conflict with Trust Indenture Act.

       If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such required or governed provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Section 1.08.  Effect of Heading and Table of Contents.

       The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09.  Successors and Assigns.

       All covenants, agreements, representations and warranties in this Indenture by the Company, LP&L and the Trustee, shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

Section 1.10.  Separability Clause.

       In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.  Benefits of Indenture.

       Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, or the Holders of Securities as expressly provided herein, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.  Governing Law.

     This Indenture and each Security are being and will be executed and delivered in the State of New York, shall be deemed to be contracts made in such State and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.

Section 1.13.  Legal Holidays.

       In any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any Security, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Security) payment of interest and/or principal and premium, if any, shall be due and payable on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Stated Maturity, Installment Payment Date or date on which the defaulted interest or principal is proposed to be paid, and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Stated Maturity, Installment Payment Date or date for the payment of defaulted interest or principal, as the case may be.


                          ARTICLE TWO

                         The Securities

Section  2.01.   Form  of  Security to Be Established  by  Series
Supplemental Indenture.

      The Securities of each series shall be substantially in the form (not inconsistent with this Indenture, including Section
2.05 hereof) established in the Series Supplemental Indenture relating to the Securities of such series.

Section 2.02.  Form of Trustee's Authentication.

        The  Trustee's  certificate  of  authentication  on   all
Securities shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

________________________________________________
                     as Trustee


By______________________________________________
                           Authorized Officer
      Dated


Section 2.03. Amount Unlimited; Issuable in Series; Limitations on Issuance.

       The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

       The Securities may be issued in one or more series.  There
shall   be   established  in  one  or  more  Series  Supplemental
Indentures, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities) and the form or forms of Securities of such series;

          (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.07, 2.08, 2.09, 6.06 or
      11.07  and except for Securities which pursuant to  Section
      2.04 hereof, are deemed never to have been authenticated and delivered hereunder);

          (3) the date on which the principal of the Securities of such series is payable and the date or dates on or as of which the Securities of such series shall be dated, if other than as provided in Section 2.13;

          (4) the rate at which the Securities of such series shall bear interest, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the Regular Record Date for the determination of Holders to whom interest is payable; and the basis of computation of interest, if other than as provided in Section 2.13;

          (5) if other than as provided in Section 5.02, the place or places where (1) the principal of and premium, if any, and interest on Securities of such series shall be payable, (2) Securities of such series may be surrendered for registration of transfer or exchange and (3) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served; and, if such is the case, the circumstances under which the principal of such Securities shall be payable without presentment or surrender;

          (6) the price or prices at which, the period or periods within which, and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund, installment payment or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of such series shall be issuable;

          (9)    any  other  terms of Securities of  such  series
      (which terms shall not be inconsistent with the provisions of this Indenture); and

          (10) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series.

       Concurrently with the initial authentication and delivery of the Securities of each series, the Company shall cause to be delivered to the Trustee Lessor Bonds (a) issued as separate series under one or more Lease Indentures, (b) payable as to principal on such dates and in such amounts that on the Stated Maturity of principal and each Sinking Fund Redemption Date or Installment Payment Date of such Securities there shall be payable on the Lessor Bonds an amount in respect of principal equal to the principal amount of such Securities then to mature or to be payable in installments of principal or be redeemed, (c) bearing interest at the same rate and payable at the same times, as the corresponding Securities of such series, (d) containing provisions for redemption, including redemption premiums, correlative to the provisions for redemption (other than pursuant to a Sinking Fund) of the Securities of such series and (e) registered in the name of the Trustee.

Section 2.04.  Authentication and Delivery of Securities.

       At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall thereupon authenticate and deliver such Securities in accor dance with such Company Order, without any further action (other than as set forth in Section 2.04(b)) by the Company. Subject to
Section 9.14(b) hereof, no Security shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication, in the form provided for herein, executed manually by the Trustee and such certificate upon any
Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee (and, if applicable, the Authenticating Agent) shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon:

         (a)   an executed Series Supplemental Indenture;

          (b) an Officers' Certificate of the Company (i) certifying as to resolutions of the Board of Directors of the Company authorizing the execution and delivery by the Company of such Series Supplemental Indenture and the issuance of such Securities, (ii) certifying that all conditions precedent under this Indenture to the Trustee's (or, if applicable, the Authenticating Agent's) authentication and delivery of such Securities have been complied with and (iii) certifying that the terms of the documents referred to in clauses (c) and (d) below are not inconsistent with the terms of this Indenture as then and theretofore supplemented;

         (c) fully executed counterparts (but not the originals thereof) of (i) the Lease Indentures under which were issued the Pledged Lessor Bonds relating to the Securities of such series and (ii) the Leases relating to such Pledged Lessor Bonds;

      delivered (i) to the Company in connection with its purchase of the Pledged Lessor Bonds relating to the Securities of such series, (ii) to the Owner Trustee and/or the Lease Indenture Trustee in connection with the issuance of such Pledged Lessor Bonds, and (iii) to the extent not covered by such opinions, opinions of Counsel to the
      Company or LP&L (x) to the effect that (1) the form or forms and the terms of such Securities have been established by a Series Supplemental Indenture as permitted by Sections 2.01 and 2.03 in conformity with the provisions of this Indenture, (2) such Securities, when authenticated and delivered by the Trustee (or, if applicable, the
      Authenticating Agent) and issued by the Company in the manner and subject to any conditions specified in such
      Opinion of Counsel, will constitute valid and binding obligations of the Company, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (3) all requirements of the laws of the States of New York and Louisiana and of the General Corporation Law of the State of Delaware and of this Indenture, in respect of the execution and delivery by the Company of the Securities, have been complied with and
      (y) concerning such other matters as the Trustee may reasonably request;

          (f) duly executed Extension Letters relating to the Pledged Lessor Bonds; and

          (g) in circumstances where the Pledged Lessor Bonds relating to such series of Securities are executed and delivered for the purposes described in Section 8(f) of the Facility Lease, (i) a certificate of an independent public Trustee (who shall not be an employee of the Company, or LP&L or any Affiliate of either thereof) to the effect that the principal amount of Securities to be authenticated does not exceed the Undivided Interest Percentage (as defined in such Lease Indenture) of total cost (including allowance for funds used during construction, or any analogous amount, to the extent permitted by generally accepted accounting principles) of any related Capital Improvement (as defined in such Lease Indenture) financed with the proceeds of such Pledged Lessor Bonds and (ii) a certificate of an engineer, appraiser or other expert (who may be an officer or employee of LP&L and who shall not be required to be independent, except as would be required by
      Section 314(d)(3) of the Trust Indenture Act) to the effect that the Undivided Interest Percentage of the fair value of any such Capital Improvement as of its respective date of incorporation or installation was not less than the Undivided Interest Percentage of the total cost (including allowance for funds used during construction, or any analogous amount, to the extent permitted by generally accepted accounting principles) of such Capital Improvement as of the date financed with the proceeds of such Pledged Lessor Bonds.

       Receipt by the Trustee of the Officers' Certificate referred to in clause (b) above shall be conclusively presumed for all purposes of this Indenture to establish that the documents referred to in such Officers' Certificate comply with the requirements of this Indenture.

       Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

Section 2.05.  Form and Denominations.

       The Securities of each series shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements thereon as may be required to comply with the rules of any securities exchange or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Board of Directors of the Company or by the officers executing such Securities, as evidenced by their execution thereof.

      The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

       All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

       In  the  absence of any provision contained in any  Series
Supplemental Indenture, the Securities are issuable only in denominations of $1,000 and/or any integral multiple thereof.

Section 2.06.  Execution of Securities.

       The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal affixed thereto or reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any or all such officers on the Securities may be manual or facsimile.

       Securities bearing the manual or facsimile signatures of individuals who were at any time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

Section 2.07.  Temporary Securities.

       Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, photocopied or otherwise produced in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued (with or without the recital of specific redemption or sinking fund provisions) and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution thereof.

       If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained for such purpose at the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, definitive Securities of such series of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and of like tenor.

Section 2.08.  Registration, Transfer and Exchange.

       The Company shall cause to be kept at the office of the Security Registrar a register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of registration of transfers and exchanges of Securities and, with respect to Securities of any series the principal of which is payable without presentation or surrender, the amount of the unpaid principal amount of such Securities. This register and, if there shall be more than one Security Registrar, the combined registers maintained by all such Security Registrars, are herein sometimes referred to as the "Security Register".

      Upon surrender for registration of transfer of any Security of any series at any office or agency maintained for such purpose pursuant to Section 5.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

       At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency maintained for such purpose pursuant to Section 5.02. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

       All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and Security Registrar or any transfer agent, duly executed, by the Holder thereof or his attorney duly authorized in writing.

        Except as may be otherwise provided in the Series Supplemental Indenture relating to the Securities of any series, no service charge shall be made for any transfer or exchange of Securities, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities other than exchanges pursuant to Sections 2.07, 6.06 or 11.07 not involving any transfer.

      Neither the Company, the Trustee nor the Security Registrar shall be required (i) to execute and deliver, issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 6.02 or 7.02 and ending at the close of business on the day of such mailing or
(ii) to issue, register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security selected for redemption in part.

Section 2.09.  Mutilated, Destroyed, Lost and Stolen Securities.

       If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Trustee, the Company and LP&L (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save any of them and any agent of any of them harmless, then, in the absence of notice to the Trustee, the Company or LP&L that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

       Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen security is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

       Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

       Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

       The  provisions  of this Section are exclusive  and  shall preclude  (to  the extent lawful) all other rights  and  remedies
with   respect  to  the  replacement  or  payment  of  mutilated, destroyed, lost or stolen Securities.

Section 2.10.  Payment of Interest; Interest Rights Preserved.

        Interest on any Security which is payable, and is punctually paid or duly provided for, at any Stated Maturity of an installment of interest shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or in such other manner as shall be established in a Series Supplemental Indenture creating the series of which such Security is a part.

       Any Installment Payment Amount or any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, at any Installment Payment Date or any Stated Maturity of an installment of interest, as the case may be, shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder to the extent that the Company has elected to pay such defaulted interest or principal as provided in clause (a) or (b) below:

          (a) The Company may elect, which election shall be at the direction of any Owner Trustee whose Pledged Lessor Bond is in default in respect of the payment of interest or principal and which is proposing to make payment of all or part of such defaulted interest or principal, to make payment of any defaulted interest or principal to the
      Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such defaulted interest or principal, which shall be fixed in the following manner. Such Owner Trustee shall notify the Trustee and, if other than the Trustee, the
      Paying Agent, in writing of the amount of defaulted interest or principal proposed to be paid on each such Security and the date of the proposed payment, and at the same time there shall be deposited with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or principal, as the case may be, or there shall be made arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest or principal as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest or principal which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company, LP&L and the Security Registrar of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

         (b) The Company may make, or cause to be made, payment of any defaulted Installment Payment Amount or any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities in respect of which such principal or interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

       Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security, and each such Security shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such registration of transfer, exchange or replacement.

Section 2.11.  Persons Deemed Owners.

       The Person in whose name any Security is registered shall be deemed to be the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.10) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, regardless of any notice to anyone to the contrary.

Section 2.12.  Cancellation.

       All Securities surrendered for payment, redemption, credit against any Sinking Fund payment or registration of transfer or exchange shall, if surrendered to any Person other than the
Trustee, be delivered to the Trustee for cancellation. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, or which the Company shall not have issued, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All Securities canceled by the Trustee shall be disposed of in accordance with the customary practice of the Trustee, and the Trustee shall promptly deliver a certificate of disposition to the Company, unless, by a timely Company Order, the Company shall direct that canceled Securities be disposed of otherwise. The Trustee shall promptly deliver written evidence of any cancellation of a Security in accordance with this Section 2.12 to the Company.

Section 2.13.  Dating of Securities; Computation of Interest.

        (a)     Except  as  otherwise  provided  in  the   Series
Supplemental  Indenture  creating a series  of  Securities,  each
Security  of  any  series  shall  be  dated  the  date   of   its
authentication.

        (b)     Except  as  otherwise  provided  in  the   Series
Supplemental Indenture creating a series of Securities, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section  2.14.   Source of Payments; Rights  and  Liabilities  of
Lessors, Owner Participants and Lease Indenture
      Trustees.

        Except as otherwise specifically provided in this Indenture, all payments of principal and premium, if any, and interest to be made in respect of the Securities or under this Indenture shall be made only from Pledged Property or the income and proceeds received by the Trustee therefrom. Each Holder, by its acceptance of a Security shall be deemed to have agreed that
(a) it will look solely to the Pledged Property or the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided and
(b) none of any Owner Participant, any Owner Trustee, any Lease Indenture Trustee or the Trustee is liable to any Holder or, in the case of any Owner Participant, Owner Trustee or Lease
Indenture Trustee, to the Trustee for any amounts payable under any Security or, except as provided herein with respect to the Trustee, for any liability under this Indenture. No Owner Participant, Owner Trustee or Lease Indenture Trustee shall have any duty or responsibility under this Indenture or the Securities to any Holder or to the Trustee.

Section   2.15.   Application  of  Proceeds  from  the  Sale   of
Securities.

      The Company shall pay, or cause to be paid, the proceeds of the issuance and sale of the Securities of each series to each Lease Indenture Trustee under a Lease Indenture under which Pledged Lessor Bonds shall have been issued and delivered to the Trustee in connection with the issuance of such Securities, for the account of the related Owner Trustee which issued such Pledged Lessor Bonds, each such Lease Indenture Trustee to receive an amount equal to the aggregate principal amount of such Pledged Lessor Bonds.

Section  2.16.   Principal Amount of Securities  Payable  Without
Presentment or Surrender

      All references in this Indenture to the principal amount of any Security shall, when used with respect to Securities of any series the principal of which is payable without presentation or surrender, mean the unpaid principal amount thereof, except that, for purposes of Sections 2.07, 2.08,2.09 and 6.06 of this Indenture, principal amount shall, when used with respect to any such Security, refer to the original principal amount thereof prior to the payment of any Installment Payment Amounts.
Notwithstanding  anything  herein  or  in  any  Security  to  the contrary, with respect to each Security of any series the principal of which is payable without presentation or surrender, the unpaid principal amount thereof recorded on the Security Register shall be controlling as to the remaining unpaid principal amount thereof.


                         ARTICLE THREE

               Provisions as to Pledged Property

Section 3.01.  Holding of Pledged Securities.

       The Trustee is authorized in its discretion to cause to be registered (as to principal) in its name, as Trustee, or in the name of its nominee, any and all coupon bonds which it may receive as part of the Pledged Property, or it may cause the same to be exchanged for registered bonds without coupons of any denomination. The Trustee is authorized in its discretion to cause to be registered in its name, as Trustee, or in the name of its nominee, any and all registered bonds which it may receive as part of the Pledged Property, or may cause such registered bonds to be exchanged for coupon bonds. The Company will deliver promptly to the Trustee such documents, certificates and opinions as the Trustee may reasonably request in connection with subjection of any securities to the lien of this Indenture to the extent contemplated hereby.

Section 3.02.  Disposition of Payments on Pledged Property

       Unless and until all Outstanding Securities have been paid in full or provision for the payment of such Securities has been made in accordance with this Indenture, the Trustee shall be entitled to receive all principal, premium, if any, and interest paid in respect of any Pledged Lessor Bonds and interest paid on bonds or other obligations or indebtedness which may be subject to the lien of this Indenture and shall apply the same to the payment of the principal of and premium, if any, and interest on the Securities when and as they become due and payable pursuant to, and in accordance with, this Indenture. The Trustee shall duly note on the schedules attached to the Pledged Lessor Bonds or by other appropriate means all payments of principal, premium, if any, and interest made on the Pledged Lessor Bonds.

Section 3.03.  Exercise of Rights and Powers Under Pledged Lessor
Bonds and Lease Indentures.

       The Trustee shall not take any action as the holder of the Pledged Lessor Bonds to direct any Lease Indenture Trustee in any respect or to vote any Pledged Lessor Bond or any portion thereof except as specified in this Section. The Trustee shall give notice to the Holders of the occurrence of any event of default or default under any Lease Indenture, and of every Event of Loss or Deemed Loss Event or Financial Event occurring under a Lease (as such terms are therein defined), but only to the extent the same shall actually be known by a Responsible Officer. The Trustee may, at any time, and shall, upon the written request of any Lease Indenture Trustee made to the Trustee to give any direction or to vote its interest in the Pledged Lessor Bonds, request from Holders directions as to (a) whether or not to direct such Lease Indenture Trustee to take or refrain from taking any action which holders of Pledged Lessor Bonds have the option to direct and (b) how to vote any Pledged Lessor Bond if a vote has been called for with respect thereon. In addition, any Holder may at any time request the Trustee to direct, or to participate in the direction of, any action under any Lease Indenture to the extent that the Trustee may do so under such Lease Indenture. Upon receiving from Holders any written directions as to the taking or the refraining from taking, of any action, or the voting of any Pledged Lessor Bond, the Trustee shall specify to the related Lease Indenture Trustee the principal amount of the Pledged Lessor Bond which is in favor of the action or vote, the principal amount of the Pledged Lessor Bond which is opposed to the action or vote, and the principal amount of the Pledged Lessor Bond which is not taking any position for the action or vote. Such principal amounts shall be determined by allocating to the total principal amount of the Pledged Lessor Bonds with respect to which direction is to be given the proportionate principal amount of Securities taking corresponding positions or not taking any position, based on the aggregate principal amount of Outstanding Securities.

Section 3.04.  Certain Actions in Case of Judicial Proceedings.

       In case all or any part of the property of any Lessor or any other Person which may be deemed an obligor in respect of the Pledged Lessor Bonds shall be sold at any judicial or other involuntary sale, the Trustee shall receive any portion of the proceeds of such sale payable in respect of the Pledged Property, and such proceeds shall be held as provided in Section 3.05.

Section 3.05.  Cash Held by Trustee Treated as a Deposit.

      Any and all cash held by the Trustee under any provision of this Indenture shall be treated by the Trustee, until required to be paid out hereunder, as a deposit, in trust, without any liability for interest.


                          ARTICLE FOUR

                    Withdrawal of Collateral

Section 4.01.  Withdrawal of Collateral.

       Except as provided in Section 4.02, none of the Pledged Property shall be subject to withdrawal unless and until all Outstanding Securities have been paid in full or provision for such payment has been made in accordance with the terms of this Indenture and the Trustee shall have received the documents and opinions required by Section 4.02 or Article Twelve.

Section 4.02.  Reassignment of Pledged Lessor Bonds upon Payment.

       Upon receipt of payment in full of the principal of and premium, if any, and interest on any Pledged Lessor Bond held by the Trustee, the Trustee shall deliver to the Company said Pledged Lessor Bond and any instrument of transfer or assignment necessary to reassign to the Company said Pledged Lessor Bond and the interest of the Company, if any, in the Lease Indenture relating thereto; provided, however, that nothing herein contained shall prevent the Trustee from presenting any Pledged Lessor Bond to the related Lease Indenture Trustee for final payment in accordance with the applicable provisions of the related Lease Indenture.


                          ARTICLE FIVE

                           Covenants

Section  5.01.   Payment  of  Principal,  Premium,  if  any,  and
Interest.

       The Company shall duly and punctually pay, or cause to be paid, the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture, subject, however, to Section 2.14 hereof.

Section 5.02.  Maintenance of Office or Agency.

       The Company will maintain in the Borough of Manhattan, The City of New York, and in such other Places of Payment as shall be specified for the Securities of any series, an office or agency where Securities may be presented or surrendered for payment of principal, premium, if any, and interest, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of Securities and this Indenture may be served. The Corporate Trust Office is hereby initially designated as one such office or agency. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of each such office or agency and prompt notice to the Holders in the manner specified in Section 1.06. If at any time the Company shall fail to maintain any such office or agency, or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served by the Corporate Trust Office, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

       The  Company may also from time to time designate  one  or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.06, of any such designation or rescission and of any change in the location of any such other office or agency.

Section 5.03.  Money for Security Payments to be Held in Trust.

       All moneys deposited with the Trustee or with any Paying Agent for the purpose of paying the principal of or premium (if any) or interest on Securities shall be deposited and held in trust for the benefit of the Holders of the Securities entitled to such principal, premium (if any) or interest, subject to the provisions of this Indenture. Moneys so deposited and held in trust shall not be a part of the Pledged Property but shall constitute a separate trust fund for the benefit of the Holders of the relevant Securities.

       The Company may at any time direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or premium, if any, or interest on any Security and remaining unclaimed for two years (or such lesser period as may be required by law to give effect to this provision) after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (to the extent such monies shall have been deposited by the Company) or to any other Person on its written request (to the extent such monies shall have been deposited by such other Person), and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or such other Person, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company or, to the extent such monies are to be paid to another Person, such other Person, cause to be published once, in an Authorized Newspaper in The City of New York and each other city, if any, in which a Place of Payment is located, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or such other Person. As used herein, "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in The City of New York and each other city, if any, in which a Place of Payment is located. In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice as herein provided, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice.

Section 5.04.  Maintenance of Corporate Existence.

       The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in this Indenture, provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof will not have any material adverse effect on the Holders of the Securities.

Section 5.05.  Protection of Pledged Property


       The Company and LP&L will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments as shall be necessary to

         (i) make more effective the pledge and assignment hereunder of all or any portion of the Pledged Property,

        (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof,

      (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture,

       (iv) enforce any of the Securities, or

         (v) preserve and defend title to any Securities or other instrument included in the Pledged Property and the rights of the Trustee, and of the Holders, in such Securities or other instrument against the claims of all persons and parties.

Each of the Company and LP&L hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section.

Section 5.06.  Opinions as to Pledged Property

      Promptly after the execution and delivery of this Indenture and of each Series Supplemental Indenture or other supplemental indenture or other instrument of further assurance, the Company shall furnish to the Trustee such Opinion or Opinions of Counsel as the Trustee may reasonably request stating that, in the opinion of such Counsel, this Indenture and all such Series Supplemental Indentures, other supplemental indentures and other instruments of further assurance have been properly recorded, filed, re-recorded and re-filed to the extent necessary to make effective the lien intended to be created by this Indenture, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are then necessary fully to preserve and protect the rights of the Holders and the Trustee, or stating that, in the opinion of such Counsel, no such action is necessary to make such lien effective.

       On or before May 1, in each calendar year, beginning with the first calendar year commencing more than three months after the date of authentication and delivery of any Securities, the Company shall furnish to the Trustee such Opinion or Opinions of Counsel as are reasonably satisfactory to the Trustee, either stating that, in the opinion of such Counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any Series Supplemental Indenture and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is then necessary to maintain the lien and security interest created by this Indenture with respect to the Pledged Property and reciting the details of such action or stating that, in the opinion of such Counsel, no such action is then necessary to maintain such lien and security interest. Such Opinion or Opinions of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any Series Supplemental Indenture and any other requisite documents and the execution and filing of and financing statements and continuation statements that will, in the opinion of such Counsel, be required to maintain the lien of this Indenture with respect to the Pledged Property until in the following calendar year.

Section 5.07.  Performance of Obligations.

       Neither the Company nor LP&L will take or omit to take any action the taking or omission of which would release any Person from any of such Person's covenants or obligations under instruments included in the Pledged Property, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effective ness of, any such instrument, except as expressly provided in this Indenture or such instrument.

Section 5.08.  Negative Covenants.

       During such time as any Security issued hereunder is Outstanding, the Company will not:

          (a) sell, transfer, exchange or otherwise dispose of any portion of the Pledged Property except as expressly permitted by this Indenture;

          (b) (i) engage in any business or activity (A) other than in connection with, or relating to, the issuance of Securities pursuant to this Indenture and application of the proceeds thereof as herein provided or (B) which would cause the Company to be an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (ii) amend Article Third, Fourth or Sixth of its Certificate of Incorporation as in effect on the date of execution and delivery of this Indenture; notwithstanding the foregoing, however, the Company may, with respect to the Securities of one or more series enter into credit or liquidity support facilities (including, but without limitation, bank letters of credit, bank lines of credit, surety bonds and bonds of insurance);

           (c)    issue  bonds,  notes  or  other  evidences   of
      indebtedness other than (A) Securities issued hereunder  or
      (B) evidences of indebtedness permitted by clause (b) above;

          (d) assume or guarantee any indebtedness of any Person;

         (e)   dissolve or liquidate in whole or in part;

          (f) take any action which would (i) permit the validity or effectiveness of this Indenture or the pledge and assignment of any of the Pledged Property to be impaired,  or  permit  the lien of  this  Indenture  to  be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant or obligation under this Indenture, (ii) permit any lien, charge, security, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Pledged Property; or

          (g) institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of the foregoing.

Section 5.09.  Annual Statement as to Compliance.

       (a) Each of LP&L and the Company shall deliver to the Trustee, not less often than annually, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of its compliance with all conditions and covenants under this Indenture. For purposes of this paragraph (a), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

       (b) Each of LP&L and the Company shall deliver to the Trustee, promptly after having obtained knowledge thereof, written notice of any Event of Default under Section 8.01 or event which with the giving of notice or lapse of time, or both, would become an Event of Default.

Section  5.10.   Delivery of Certificate  of  Independent  Public
Accountant.

       LP&L shall cause to be delivered to the Trustee any certificate of an independent certified public accountant (who shall not be an employee of the Company, LP&L or any Affiliate of either of them) delivered to any Lease Indenture Trustee pursuant to Section 11.01(a) of any Lease Indenture.

Section 5.11.  Delivery of Certificate of Engineer, Appraiser  or
Other Expert.

       In connection with any release from the security and other interest created by any Lease Indenture of a portion of the Lease Indenture Estate (as defined in such Lease Indenture) pursuant to
Section 13.01 and 13.02 of such Lease Indenture, at its own expense LP&L shall cause to be delivered to the Trustee a certificate of an engineer, appraiser or other expert as to the fair value of any portion of the Lease Indenture Estate to be released from the lien of such Lease Indenture and such certificate shall state that in the opinion of the Person making the same the proposed release will not impair the security under such Lease Indenture in contravention of the provisions thereof. If the fair value of the portion of the Lease Indenture Estate to be released and all other portions of the Lease Indenture Estate released since the commencement of the then current calendar year, as set forth in the certificate required pursuant to this
Section 5.11, is 10% or more of the aggregate principal amount of Securities at the time Outstanding, such certificate shall be made by an independent engineer, appraiser or other expert; provided, however, that a certificate of an independent engineer, appraiser or other expert shall not be required in the case of any release of portions of the Lease Indenture Estate if the fair value thereof as set forth in the certificate or opinion required by this Section 5.11 is less than $25,000 or less than 1% of the aggregate principal amount of Securities at the time Outstanding.


                          ARTICLE SIX

                    Redemption of Securities

Section 6.01.  Applicability of Article.

       Securities of any series which are redeemable before their Stated Maturity of principal shall be redeemable in accordance with their terms and (except as otherwise specified in the Series Supplemental Indenture creating such series) in accordance with this Article.

Section 6.02.  Election to Redeem; Notice to Trustee.

       The election of the Company to redeem any Securities otherwise than through a Sinking Fund shall be evidenced by a Company Order. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), deliver to the Trustee a Company Order specifying such Redemption Date and the series and principal amount of Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition. The election by LP&L to terminate a Lease pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, shall constitute an election by the Company to redeem Securities (but shall not relieve the Company of its obligation hereunder to deliver to the Trustee the Company Order herein provided for) subject, however, except in the case of a termination pursuant to
Section 14 of such Lease, to the right of LP&L to assume the Lessor Bonds related to such Lease on the Lease termination date, in which event there shall be no redemption of Securities solely as a consequence of such termination.

Section 6.03.  Selection by Trustee of Securities to be Redeemed

       (a) If any Lease is to be terminated pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and all Lessor Bonds issued under the related Lease Indenture are to be prepaid, the Company shall redeem Securities which (i) are of the series corresponding to the series of Pledged Lessor Bonds to be so prepaid and (ii) have amounts of principal payable on Stated Maturities and Sinking Fund Redemption Dates or Installment Payment Dates which correspond to the amounts and dates for the payment of the principal of such Pledged Lessor Bonds plus any accrued interest to the Redemption Date, such redemption of Securities to be made on the date on which such Lessor Bonds are to be so prepaid.

       (b) If less than all the Securities are to be redeemed otherwise than as contemplated in subsection (a) of this Section
6.03 and otherwise than through a Sinking Fund, the particular Securities to be redeemed shall be selected from the series and Stated Maturities, and in the principal amounts, designated to the Trustee in the Company Order required by Section 6.02.

       (c) Subject to the provisions of subsections (a) and (b) of this Section 6.03, if less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot in such manner as shall provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series except as otherwise specified in the Series Supplemental Indenture creating such series; provided, however, that if the Company, LP&L or an Affiliate or nominee of either thereof shall be the Holder of Securities of any series to be redeemed through a Sinking Fund, the Trustee, if so directed in a Company Order or LP&L Order, as the case may be, shall first select such Securities for redemption. Any such Company Order or LP&L Order shall state that such redemption is in accordance with
Section 9(b)(3)(iv) of each Participation Agreement.

       If  more  than one Lease is to be terminated  pursuant  to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and the Lessor Bonds relating to each such Lease are to be prepaid on the same date, the Trustee shall separately designate the Securities to be redeemed in respect of each such Lease termination.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

       For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 6.04.  Notice of Redemption

       Notice of redemption (including Sinking Fund redemption) shall be given in the manner provided in Section 1.06 to the Holders of Securities to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date.

      All notices of redemption shall state:

         (a)   the Redemption Date,

            (b)   the Redemption Price,

         (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed, including the series and Stated Maturity of principal, and the portion of the principal amount of any Security to be redeemed in part,

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (f) that the redemption is pursuant to the operation of a Sinking Fund, if such is the case.

       With respect to any notice of redemption of Securities otherwise than through a Sinking Fund, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 12.01, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Securities and that if such money shall not have been so received, such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

       Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 6.05.  Securities Payable on Redemption Date.

       Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest) such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 2.10.

Section 6.06.  Securities Redeemed in Part

       Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE SEVEN

                         Sinking Funds

Section 7.01.  Applicability of Article.

       The provisions of this Article shall be applicable to  any sinking  fund for the retirement of the Securities of any  series
except   as   otherwise  specified  in  the  Series  Supplemental
Indenture creating the Securities of such series.

Section 7.02.  Sinking Funds for Securities.

      Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Securities of the series created thereby (herein called a "Sinking Fund") in accordance with which the Company will be required to redeem on the dates set forth therein (hereinafter called "Sinking Fund Redemption Dates") Securities of principal amounts set forth therein (hereinafter called "Sinking Fund Requirements").

       If there shall have been a redemption, otherwise than through a Sinking Fund, of less than all the Securities of a series to which a Sinking Fund is applicable (such redeemed Securities being hereinafter called the "Redeemed Securities"), the Sinking Fund Requirements relating to the Securities of such series for each Sinking Fund Redemption Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (A) the product of
(w) the principal amount of the Redeemed Securities and (x) such Sinking Fund Requirement by (B) the sum of (y) the aggregate principal amount of Securities of such series then Outstanding (after giving effect to such redemption) and (z) the principal amount of such Redeemed Securities; provided, however, that the remaining Sinking Fund Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of the minimum authorized denomination for Securities of such series, subject to necessary adjustment so that the aggregate principal amount of such satisfaction of Sinking Fund Requirements shall be equal to the aggregate principal amount of such Redeemed Securities, such adjustment to such Sinking Fund Requirements to be made in the inverse order of the respective Sinking Fund Redemption Dates corresponding thereto and; provided, further, that, notwithstanding the provisions of the foregoing proviso, any such adjustment shall be made in a manner such that, after giving effect thereto, the provisions of clause
(b) of the last paragraph of Section 2.03 hereof shall continue to be complied with.

      Particular Securities to be redeemed through a Sinking Fund shall be selected in the manner provided in Section 6.03, and notice of such redemption shall be given in the manner provided in Section 6.04.


                         ARTICLE EIGHT

                  EVENTS OF DEFAULT; REMEDIES

Section 8.01.  Events of Default.

      "Events of Default", wherever used herein, means any one of the following events:

          (a) failure to pay any interest on any Security when it becomes due and payable, and the continuation of such failure for a period of 10 days; or

         (b) failure to pay principal of or premium, if any, on any Security when it becomes due and payable, whether at its Stated Maturity of principal, on any applicable Redemption Date or Installment Payment Date or at any other time, and the continuation of such failure for a period of 10 days; or

          (c) failure on the part of either the Company or LP&L to perform or observe any covenant or agreement herein to be performed or observed by it, and the continuation of such failure for a period of 30 days after notice thereof shall have been given to the Company or LP&L, as the case may be, by the Trustee, or to the Company or LP&L, as the case may be, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided, however, that the continuation of such failure for a period of 30 days or more after such notice has been so given (but in no event for a period which is greater than one year after such notice has been given) shall not constitute an Event of Default if (i) such failure can be remedied but cannot be remedied within such 30 days, (ii) the Company or LP&L, as the case may be, is diligent in pursuing a remedy of such failure and (iii) such failure does not impair in any respect the lien and security interest created hereby; or

          (d) the occurrence of an "Event of Default" under any Lease Indenture; or

          (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law or law of the District of Columbia, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order unstayed and in effect for a period of 75 consecutive days; or

          (f) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section   8.02.    Acceleration  of  Maturity;   Rescission   and
Annulment.

       Upon the occurrence of an Event of Default, (a) if such Event of Default is one referred to in clause (a), (b), (c), (e) or (f) of Section 8.01, the Trustee may, and upon the direction of the Holders of not less than a majority in principal amount of the Securities Outstanding, shall, and (b) if such Event of Default is the one referred to in clause (d) of Section 8.01 (including without limitation an event of default under any Lease which has resulted in an Event of Default referred to in clause
(a) or (b) of Section 8.01) under circumstances in which the related Pledged Lessor Bonds have been declared immediately due and payable, the Trustee, shall declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company and LP&L, and upon any such declaration such principal shall become immediately due and payable; provided that no such declaration shall be made (and no action under Section 8.03 or 8.05 shall be taken) in cases in which the Event of Default is one referred to in clause (a) or (b) of Section
8.01 which resulted directly from a failure of LP&L to make any payment of rent under any Lease until such time as the Lessor under such Lease has been given the opportunity to exercise its rights under Section 7.16 of the related Lease Indenture.

       At any time after such a declaration of acceleration has been made and before any sale of the Pledged Property, or any part thereof, shall have been made pursuant to any power of sale as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

                (A) all overdue installments of interest on all Securities,

               (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal or premium,

                (C)   to the extent that payment of such interest
         is   lawful,  interest  upon  overdue  installments   of
         interest  at  the  respective  rates  provided  in   the
         Securities for late payments of interest, and

                (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in Section 8.08.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

       If a declaration of acceleration shall have been rescinded and annulled as provided in the next preceding paragraph, and if, prior to such rescission and annulment, the maturity of the Pledged Lessor Bonds issued under any Lease Indenture had been accelerated as a result of an "Event of Default" thereunder, the Trustee, as the holder of such Pledged Lessor Bonds, shall direct the Lease Indenture Trustee under such Lease Indenture to rescind and annul such acceleration of such Pledged Lessor Bonds and to terminate any proceedings to enforce remedies under such Lease Indenture and the related Lease.

Section  8.03.   Trustee's  Power of Sale  of  Pledged  Property;
Notice Required; Power to Bring Suit.

       If  an  Event  of  Default  shall  have  occurred  and  be continuing, subject to the provisions of Sections 8.06  and  8.07 and the proviso to the first paragraph of Section 8.02, the Trustee, by such officer or agent as it may appoint, may:

          (1) sell, to the extent permitted by law, without recourse, for cash or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Trustee in its discretion may determine, the Pledged Property as an entirety, or in any such portions as the Holders of a majority in aggregate principal amount of the Securities then Outstanding shall request by an Act of Holders, or, in the absence of such request, as the Trustee in its discretion shall deem expedient in the interest of the Securityholders, at public or private sale; and/or

           (2) proceed by one or more suits, actions or proceedings at law or in equity or otherwise or by any other appropriate remedy to enforce payment of the Securities or Pledged Lessor Bonds, or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction, or by the enforcement of any such other appropriate legal or equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its rights or powers or any of the rights or powers of the Holders.

       ln the event that the Trustee shall deem it advisable to sell any or all of the Pledged Property in accordance with the provisions of this Section, the Company and LP&L agree that if registration of any such Pledged Property shall be required, in the opinion of counsel for the Trustee, under the Securities Act of 1933, as amended, or other applicable law, and regulations promulgated thereunder, and if LP&L shall not effect, or cause to be effected, such registration promptly, the Trustee may sell any such Pledged Property at a private sale, and no Person shall attempt to maintain that the prices at which such Pledged Property is sold are inadequate by reason of the failure to sell at public sale, or hold the Trustee liable therefor.

Section 8.04.  Incidents of Sale of Pledged Property.

       Upon any sale of all or any part of the Pledged Property made either under the power of sale given under this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, the following shall be applicable:

          (1) Securities Due and Payable. The principal of and premium, if any, and accrued interest on the Securities, if not previously due, shall immediately become and be due and payable.

          (2) Trustee Appointed Attorney of Company to Make Conveyances. The Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment, transfer or conveyance of the property thus sold, and for that purpose the Trustee may
      execute   all  such  documents  and  instruments  and   may
      substitute one or more persons with like power. The Company hereby ratifies and confirms all that its said attorneys, or such substitute or substitutes, shall lawfully do by virtue hereof.

          (3) Company to Confirm Sales and Conveyances. If so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment, conveyance or transfer and releases as may be designated in any such request.

         (4) Holders and Trustee May Purchase Pledged Property. Any Holder or the Trustee may bid for and purchase any of the Pledged Property and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such Pledged Property in his or its own absolute right without further accountability.

         (5) Purchaser at Sale May Apply Securities to Purchase Price. Any purchaser at any such sale may, in paying the purchase price, deliver any of the Securities then Outstanding in lieu of cash and apply to the purchase price the amount which shall, upon distribution of the net proceeds of such sale, after application to the costs of the action and any other sums which the Trustee is authorized to deduct under this Indenture, be payable on such Securities so delivered in respect of principal, premium, if any, and interest. In case the amount so payable on such Securities shall be less than the amount due thereon, duly executed and authenticated Securities shall be delivered in exchange therefor to the Holder thereof for the balance of the amount due on such Securities so delivered by such Holder.

         (6) Receipt of Trustee Shall Discharge Purchaser. The receipt of the Trustee or of the officer making such sale under judicial proceedings shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or his personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

         (7) Sale To Divest Rights of Company in Property Sold. Any such sale shall operate to divest the Company of all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the Pledged Property so sold, and shall be a perpetual bar both at law and in equity or otherwise against the Company, and its successors and assigns, and any and all persons claiming or who may claim the Pledged Property sold or any part thereof from, through or under the Company, or its successors and assigns.

          (8) Application of Moneys Received upon Sale. Any moneys collected by the Trustee upon any sale made either under the power of sale given by this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, shall be applied as provided in Section 8.12.

Section 8.05.  Judicial Proceedings Instituted by Trustee.

       (a) Trustee May Bring Suit. If there shall be a failure to make payment of the principal of any Security at its Stated Maturity or upon Sinking Fund redemption, declaration of accelera tion or otherwise,or if there shall be a failure to pay the premium, if any, or interest on any Security when the same becomes due and payable, then the Trustee, if any such failure shall continue for 15 days, in its own name, and as trustee of an express trust, shall be entitled, and empowered subject to the proviso to the first paragraph of Section 8.02, to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, or of any of the Trustee's rights or the rights of the Security holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the lien hereof.

      (b) Trustee May Recover Unpaid Indebtedness after Sale of Pledged Property. In the case of a sale of the Pledged Property and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of, and premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

       (c) Recovery of Judgment Does Not Affect Lien of this Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Pledged Property, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Pledged Property, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers and remedies shall continue unimpaired as before.

       (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Holders, or in any one or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium, if any, or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Company or any obligor on the Securities (within the meaning of the TIA), the creditors of the Company or any such obligor, the Pledged Property or any other property of the Company or any such obligor, and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (it being agreed by the parties hereto that such amounts shall be considered administrative expenses for the purposes of any bankruptcy proceeding). The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to (i) make and file in the respective names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves), any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings and to receive payment of any amounts distributable on account thereof, (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Holders against the Company or any such obligor, the Pledged Property or any other property of the Company or any such obligor allowed in any such proceeding and
(iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Securityholder. Any moneys collected by the Trustee under this Section shall be applied as provided in
Section 8.12.

       (e) Trustee Need Not Have Possession of Securities. All rights of action and of asserting claims under this Indenture or under any of the Securities enforceable by the Trustee may be enforced by the Trustee without possession of any of such Securities or the production thereof at the trial or other proceedings relative thereto.

       (f) Suit To Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

      (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have proceeded to enforce any right under this Indenture by suit, foreclosure or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then in every such case, the Company, LP&L and the Trustee shall be restored without further act to their respective former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceedings had been taken.

Section  8.06.   Holders  May Demand  Enforcement  of  Rights  by
Trustee.

       If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Securities then Outstanding and upon the offering of security or indemnity as provided in Section 9.03(e), but subject in all cases to the provisions of Section 3.03 and the proviso to the first paragraph of Section 8.02, proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of or premium (if any) or interest on the Securities or Pledged Lessor Bonds or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Securityholders, or, in case such Securityholders shall have requested a specific method of enforce ment permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

Section 8.07.  Control by Holders.

      The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 8.08.  Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except that only the Holders of all Securities affected thereby may waive a default

          (1) in the payment of the principal of or premium, if any, or interest on such Securities or

         (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

       Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 8.09.  Proceedings Instituted by Holder.

       A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

          (1) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 9.03(e);

          (3)    the  Trustee shall have refused or neglected  to
      institute any such action, suit or proceeding for  60  days
      after  receipt  of  such  notice,  request  and  offer   of
      indemnity; and

          (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of Outstanding Securities.

       It is understood and intended that no one or more of the Holders shall have any right in any manner whatever hereunder or under the Securities to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject thereto or the rights of the Holders of any other Securities, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders subject to the provisions of this Indenture.

Section 8.10.  Undertaking To Pay Court Costs.

       All parties to this Indenture, and each Holder by his acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any of the Securities, on or after the respective due dates expressed therein.

Section  8.11.   Right of Holders To Receive Payment  Not  To  Be
Impaired.

      Anything in this Indenture to the contrary notwithstanding, the right of any Holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 8.12.  Application of Moneys Collected by Trustee.

       Any moneys collected or to be applied by the Trustee pursuant to this Article, together with any other moneys which may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities (other than moneys at the time required to be held for the payment of specific Securities at their Stated Maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such moneys on account of principal, premium, if any, or interest upon presentation of the several Outstanding Securities, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

          First: to the payment of all taxes, assessments or liens prior to the Lien of this Indenture, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Pledged Property and of any sale thereof pursuant to the provisions of this Article and of the enforcement of any remedies hereunder or under any Lease Indenture, and to the payment of all amounts due the Trustee or any predecessor Trustee under Section 9.07, or through the Trustee by any Holder or Holders;

          Second: in case the principal of the Outstanding Securities or any of them shall not have become due, to the payment of any interest in default, in the order of the maturity of the installments of such interest, with interest at the rates specified in the respective Securities in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the overdue installments thereof;

          Third: in case the principal of any of but not all the Outstanding Securities shall have become due at their Stated Maturities, on a Redemption Date or otherwise, first to the payment of accrued interest in the order of the maturity of the installments thereof with interest at the respective rates specified in the Securities in respect of payments on overdue principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) on overdue installments of interest, and next to the payment of the principal of all Securities then due;

          Fourth: in case the principal of all the Outstanding Securities shall have become due at their Stated Maturities, by declaration, on a Redemption Date or otherwise, to the payment of the whole amount then due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, together with interest at the respective rates specified in the Securities in respect of overdue payments on principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) on overdue installments of interest; and

          Fifth:   in  case the principal of all  the  Securities
      shall have become due at their Stated Maturities, by declaration, upon redemption or otherwise, and all of such Securities shall have been fully paid, together with all interest (including any interest on overdue payments) and premium, if any, thereon, any surplus then remaining shall be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments to be made pursuant to this Section shall be made ratably to the persons entitled thereto, without discrimination or preference.

Section 8.13.  Securities Held by Certain Persons Not To Share in
Distribution

       Any Securities actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, LP&L, or any Affiliate of either thereof shall not be entitled to share in any payment or distribution provided for in this Article until all Securities held by other Persons have been paid in full and all amounts owing to the Trustee (including without limitation, fees and expenses of its counsel) pursuant to the Indenture or otherwise have been paid in full.

Section 8.14.  Waiver of Appraisement, Valuation, Stay, Right  to
Marshalling.

       To the extent it may lawfully do so, each of the Company and LP&L, for itself and for any Person who may claim through or under it, hereby:

          (1) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder
      (i) the performance or enforcement or foreclosure of this Indenture, (ii) the sale of any of the Pledged Property or
      (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof:

         (2)   waives all benefit or advantage of any such laws;

         (3)   waives and releases all rights to have the Pledged
      Property marshalled upon any foreclosure, sale or other enforcement of this Indenture; and

          (4) consents and agrees that all the Pledged Property may at any such sale be sold by the Trustee as an entirety.

Section  8.15.   Remedies Cumulative; Delay  or  Omission  Not  a
Waiver.

       Every  remedy given hereunder to the Trustee or to any  of the Holders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. The Trustee may exercise all or any of the powers, rights or remedies given to it hereunder or which may now or hereafter be given by statute, law, or equity or otherwise, in its absolute discretion. No course of dealing between the Company or LP&L and the Trustee or the Holders or any delay or omission of the Trustee or of any Holder to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right of the Trustee or of the Holders or acquiescence therein, and, subject to the provisions of Section 8.07, every right, remedy and power given by this Article to the Trustee or to the Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders.


                          ARTICLE NINE

                          The Trustee

Section 9.01.  Certain Duties and Responsibilities.

       (a)    The  Trustee shall have and be subject to  all  the
duties  and  responsibilities  specified  with  respect   to   an
indenture trustee in the Trust Indenture Act.

       (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

       (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 9.02.  Notice of Defaults.

       In addition to its obligation to give notice to Holders as provided in Section 3.03, the Trustee shall give the Holders notice of default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 8.01(c) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 9.03.  Certain Rights of Trustee.

       Subject to the provisions of Section 9.01 and to the applicable provisions of the Trust Indenture Act:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or LP&L mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or a LP&L Request or LP&L Order, in the case of a request or direction of either the Company or LP&L, as the case may be, and any resolution of the Board of Directors of the Company or LP&L may be sufficiently evidenced by a Board Resolution of the Company or LP&L, as the case may be;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company or LP&L;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or LP&L, personally or by agent or attorney at the sole cost and expense of the Company or LP&L, as the case may be;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

         (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust & Agency Group of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (ii) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities; and

          (i) In the event that the Trustee is also acting as Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Nine shall also be afforded to such Paying Agent or Security Registrar.

Section  9.04.   Not  Responsible for  Recitals  or  Issuance  of
Securities

      The recitals contained herein and in the Securities, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Pledged Property or the Securities, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 9.05.  May Hold Securities.

       The Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent or any other agent of the Company or LP&L, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.08 and 9.13, may otherwise deal with the Company and LP&L with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 9.06.  Funds May Be Held by Trustee or Paying Agent.

       Any monies held by the Trustee or the Paying Agent hereunder as part of the Pledged Property may, until paid out by the Trustee or the Paying Agent as herein provided, be carried by the Trustee or the Paying Agent on deposit with itself, and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies.

Section  9.07.   Compensation and Reimbursement  of  Trustee  and
Authorized Agents.

       Each of the Company and LP&L shall be liable, jointly and severally, to:

          (a) pay, or cause to be paid, to each of the Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof) from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) reimburse, or cause to be reimbursed, each of the Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof)upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

         (c) indemnify, or cause to be indemnified, each of the Trustee, any predecessor Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof)for, and hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

       As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust under Section 12.03.

Section 9.08.  Disqualification; Conflicting Interests.

       If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture.

Section 9.09.  Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be:

          (a) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

          (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon such Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 9.10  Resignation and Removal; Appointment of Successor

       (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.11.

       (b) The Trustee may resign at any time by giving written notice thereof to the Company and LP&L. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, LP&L and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding
Securities, delivered to the Trustee, the Company and LP&L.

      (d)   If at any time:

         (i)  the Trustee shall fail to comply with Section  9.08
      after written request therefor by any Owner Trustee, the Company, LP&L or by any Holder who has been a bona fide
      Holder of a Security for at least six months, or

        (ii) the Trustee shall cease to be eligible under Section
      9.09 and shall fail to resign after written request therefor by any Lessor or by any such Securityholder, or

      (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) LP&L, acting after consultation with the Company, may remove the Trustee by Board Resolution or (ii) subject to Section 8.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

       (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, LP&L, acting after consultation with the Company, shall promptly appoint by Board Resolution a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company, LP&L and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by LP&L. If no successor Trustee shall have been so appointed by LP&L, acting after consultation with the Company, or by the Holders, and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

       (g) No Trustee under the Indenture shall be personally liable for any action or omission of any successor Trustee.

Section 9.11.  Acceptance of Appointment by Successor

       Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, LP&L and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of any Owner Trustee, the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 9.07. Upon request of any such successor Trustee, LP&L and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 9.12.  Merger, Conversion, Consolidation or Succession to
Business

       Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenti cated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section  9.13.   Preferential Collection of  Claims  against  any
Obligor.

      If the Trustee shall be or become a creditor of any obligor (within the meaning of the Trust Indenture Act) upon the
Securities,  the  Trustee  shall  be  subject  to  any  and   all
applicable provisions of the Trust Indenture Act regarding the collection of claims against such obligor.

Section 9.14.  Authorized Agents.

       (a) There shall at all times hereunder be a Paying Agent authorized by the Company to pay the principal of and premium, if any, and interest on any Securities and a Security Registrar for the purpose of registration of transfer and exchange of Securities. The Trustee is hereby initially appointed as Paying Agent and Security Registrar hereunder.

       The Company may appoint one or more Paying Agents. Any Paying Agent (other than one simultaneously serving as the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of principal of and premium, if any, and interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee within five days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
      Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, The City of New York, for the account of the Trustee.

       (b) In addition, at any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.09, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent). If an appointment of an Authenticating Agent with respect to the Securities of one or more series shall be made pursuant hereto, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                           _______________________________________
                                 As Trustee


                           By____________________________________
                                As Authenticating Agent


                           By____________________________________
                                  Authorized Signatory


       (c) Any Authorized Agent shall be (i) acceptable to the Company and LP&L, (ii) a bank or trust company, (iii) a corporation organized and doing business under the laws of the United States or of any State, Territory or the District of Columbia, with a combined capital and surplus of at least $50,000,000, and (iv) authorized under such laws to exercise corporate trust powers, subject to supervision or examination by federal or state authorities. If such Authorized Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section.

       (d) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

      (e) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, LP&L and the Company. The Company may, and at the request of the Trustee or LP&L shall, at any time, terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents approved by the Trustee and LP&L to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the Security Register. In the event that an Authorized Agent shall resign or be removed, or be dissolved, or if the property or affairs of such Authorized Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed such Authorized Agent's successor or successors, the Trustee shall ipso facto be deemed to be such Authorized Agent for all purposes of this Indenture until the Company appoints a successor or successors to such Authorized Agent.

Section 9.15.  Co-Trustee or Separate Trustee

       (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the lien hereof, or the Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of Holders, or the Holders of a majority in principal amount of Outstanding Securities shall in writing so request, the Trustee, the Company and LP&L shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Trustee either to act as co-trustee or co-trustees of all or any part of the Pledged Property jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such property. In the event LP&L and the Company shall have not joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Trustee so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this Section without the concurrence of LP&L or the Company; and LP&L and the Company each hereby appoint the Trustee its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies.

       (b)    Every  additional trustee hereunder shall,  to  the
extent  permitted  by  law,  be  appointed  and  act,  and   such
additional trustee and its successors shall act, subject to the following provisions and conditions, namely:

           (1) the Securities shall be authenticated and delivered, and all powers duties, obligations and rights conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities, shall be exercised, solely by the Trustee, unless otherwise expressly permitted by the terms hereof;

           (2) all rights, powers, duties and obligations conferred or imposed upon the Trustee (other than those referred to in the preceding clause (1)), shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

          (3) no power given hereby to, or which it is provided hereby may be exercised by, any such additional trustee or trustees, shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained to the contrary notwithstanding;

         (4) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

         (5) LP&L, the Company and the Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees, as the case may be, anything herein contained to the contrary notwithstanding; provided, however, that if LP&L, the Company and the Trustee remove any such additional trustee which has been appointed at the request of the Holders pursuant to clause (a) above, then such parties shall appoint a successor or successors to such additional trustee so removed unless the Holders of a majority in principal amount of Outstanding Securities shall have agreed in writing that no such successor or successors need be appointed. In the event that LP&L and the Company shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Trustee to do so, the Trustee shall have the power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of LP&L and the Company, each hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Trustee alone shall have appointed an additional trustee or trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or co-trustee, the successor to any such trustee or co-trustee so removed, to be appointed by LP&L, the Company and the Trustee, or by the Trustee alone, as hereinbefore in this Section provided.


                          ARTICLE TEN

                   Holders' Lists and Reports
                      by Trustee and LP&L

Section  10.01.  LP&L to Furnish Trustee Names and  Addresses  of
Holders

       Semiannually, not later than March 31 and September 30 in each year, commencing March 31, 199_ and at such other times as the Trustee may request in writing, LP&L shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information to preserve by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that so long as the Trustee is the sole Security Registrar, or is otherwise furnished a copy of the Security Register, no such list need be furnished by LP&L.

Section 10.02.  Reports by Trustee and LP&L.

       If required by Section 313 (a) of the Trust Indenture Act, within thirty days after December 1 in each year commencing December 1, 199_, the Trustee shall transmit to the Holders and the Commission a report with respect to any events described in
Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and LP&L shall file with the Trustee and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.


                         ARTICLE ELEVEN

                    Supplemental Indentures

Section  11.01.   Supplemental  Indentures  Without  Consent   of
Holders

      Without the consent of the Holders of any Securities, LP&L, when authorized by a Board Resolution, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (a "Series Supplemental Indenture" in the case of item (a) below), in form satisfactory to the Trustee, for any of the following purposes:

          (a) to establish the form and terms of Securities of any series of Securities permitted by Sections 2.01 and 2.03; or

          (b) to evidence the succession of another corporation to LP&L and the assumption by any such successor of the covenants of LP&L herein contained, or to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

          (c) to evidence the succession of a new trustee hereunder or a co-trustee or separate trustee pursuant to
      Section 9.15 hereof;

          (d) to add to the covenants of the Company or LP&L, for the benefit of the Holders of the Securities, or to evidence the surrender of any right or power herein conferred upon the Company or LP&L; or

         (e) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, with the same force and effect as though included in the Granting Clauses hereof, additional Pledged Lessor Bonds or additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Trustee any property subject or required to be subject to the Lien of this Indenture; or

         (f) to permit or facilitate the issuance of Securities in uncertificated form; or

          (g) to change or eliminate any provision of this Indenture; provided, however, that if such change or elimination shall adversely affect the interests of the Holders of Securities of any series, such change or elimination shall become effective with respect to such series only when no Security of such series remains Outstanding; or

          (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interest of the Holders of the Securities in any material respect.

       Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and:

          (x)   if any such amendment shall require one  or
      more   changes  to  any  provisions  hereof  or   the
      inclusion  herein  of any additional  provisions,  or
      shall  by  operation of law be deemed to effect  such
      changes  or incorporate such provisions by  reference
      or  otherwise, this Indenture shall be deemed to have
      been  amended  so as to conform to such amendment  to
      the  Trust Indenture Act, and the Company,  LP&L  and
      the  Trustee may, without the consent of any Holders,
      enter  into  an  indenture  supplemental  hereto   to
      evidence such amendment hereof; or

          (y)    if any such amendment shall permit one  or
      more   changes  to,  or  the  elimination   of,   any
      provisions hereof which, at the date of the execution
      and  delivery  hereof or at any time thereafter,  are
      required  by the Trust Indenture Act to be  contained
      herein  or  are  contained  herein  to  reflect   any
      provisions of the Trust Indenture Act as in effect at
      such  date,  this Indenture shall be deemed  to  have
      been  amended  to effect such changes or elimination,
      and  the  Company, LP&L and the Trustee may,  without
      the  consent of any Holders, enter into an  indenture
      supplemental   hereto  to  evidence  such   amendment
      hereof.

Section 11.02.  Supplemental Indenture With Consent of Holders.

      With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company, LP&L and the Trustee, the Company and LP&L, when authorized by a Board Resolution, may, and the Trustee, subject to Sections 11.03 and 11.04, shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon of each series directly affected thereby:

         (a) change the Stated Maturity of the principal of, or any installment of interest on, or any Installment Payment Date, or the dates or circumstances of payment of premium, if any, on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or the premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or such payment of premium, if any, on or after the date such premium becomes due and payable or change the dates or the amounts of payments to be made through the operation of a Sinking Fund or through installment payments of principal in respect of such Securities, or

          (b) permit the creation of any lien prior to or, except with respect to additional series of Securities issued in accordance with the terms of this Indenture, pari passu with the Lien of this Indenture with respect to any of the Pledged Property, or terminate the Lien of this Indenture on any Pledged Property (except in each case as permitted by, and pursuant to, Article Four) or deprive any Holder of the security afforded by the Lien of this Indenture, or

          (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of
      Section 13.04 for quorum or voting, or

          (d)    modify any of the provisions of this Section  or
      Section 8.08, except to increase any percentage or percentages referred to in this Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

       A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

       Upon receipt by the Trustee of Board Resolutions of the Company and LP&L and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of said Holders, the Trustee shall join in the execution of such supplemental indenture or other instrument, as the case may be, subject to the provisions of Sections 11.03 and 11.04.

      It shall not be necessary for any Act of Holders under this
Section   to   approve  the  particular  form  of  any   proposed
supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 11.03.  Documents Affecting Immunity or Indemnity.

       If in the opinion of the Company or the Trustee any document required to be executed by it pursuant to the terms of
Section 11.02 affects any interest, right, duty, immunity or indemnity in favor of the Company or the Trustee under this Indenture or any of the Participation Agreements, the Company or the Trustee, as the case may be, may in its discretion decline to execute such document.

Section 11.04.  Election of Supplemental Indentures.

       In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

Section 11.05.  Effect of Supplemental Indentures

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall, subject to the provisions of this Article, be bound thereby.

Section 11.06.  Conformity with Trust Indenture Act

       Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section   11.07.    Reference  in  Securities   to   Supplemental
Indentures

       Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by any Owner Trustee, the Company or LP&L, bear a notation in form approved by such Lessor, the Company, LP&L and the Trustee as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If any Owner Trustee, the Company or LP&L shall so determine, new Securities so modified as to conform, in the opinion of such Owner Trustee, the Company, LP&L and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                         ARTICLE TWELVE

                   Satisfaction and Discharge

Section 12.01.  Satisfaction and Discharge of Securities.

      Any Security or Securities, or any portion of the principal amount thereof, shall, prior to the Stated Maturity of principal thereof, be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged:

          (a) if the Company shall have irrevocably deposited with the Trustee, in trust, money in an amount which shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof on and prior to the Stated Maturity of principal thereof or upon redemption or each principal Installment Payment Date; or

          (b) if the Pledged Lessor Bonds, of the series corresponding to the series of which such Security or Securities are a part, shall be deemed to have been paid in accordance with Section 11.01(a) of the Lease Indenture or Lease Indentures under which such Pledged Lessor Bonds were issued;

provided, however, that, in case of redemption of Securities, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee:

          (x) if any such deposit of money shall have been made prior to the Stated Maturity of principal or Redemption Date of such Securities, a Company Order stating that such money shall be held by the Trustee, in trust, as provided in Section 12.03, and

         (y)   if such Pledged Lessor Bonds are so deemed to have
      been  paid, a copy of each certificate or opinion delivered
      to   the  Lease  Indenture  Trustees  pursuant  to  Section
      11.01(a) of the related Lease Indentures.

       Upon satisfaction of the aforesaid conditions with respect to any Security or Securities or portion thereof, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that such Security or Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

      If payment at Stated Maturity of principal of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 6.03 for selection for redemption of less than all the Securities of a series.

       In the event that Securities which shall be deemed to have been paid as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit with the Trustee of moneys, or the date on which Pledged Lessor Bonds are deemed to have been paid, as the case may be, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such Securities are deemed to have been paid and the circumstances thereof.

       Notwithstanding the satisfaction and discharge of any Securities as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 2.07, 2.08, 2.09, 5.02, 5.03, 9.07 and 9.14 and this Article Twelve shall survive.

Section 12.02. Satisfaction and Discharge of Indenture

       This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a)   either

                (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09 and (B) Securities deemed to have been paid in accordance with Section 12.01) have been delivered to the Trustee for cancellation; or

                (ii) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 12.01;

         (b) all other sums due and payable hereunder have been paid; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

       Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a Company Request, acknowledge in writing the satisfaction and discharge of this Indenture.

       Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company, LP&L and the Trustee under Sections 2.07, 2.08, 2.09, 5.02, 5.03, 9.07 and
9.14 and this Article Twelve shall survive.

       Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to or upon the order of the Company, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money held by the Trustee pursuant to Section 12.03 and the Pledged Lessor Bonds.

Section 12.03.  Application of Trust Money

       The  money deposited with the Trustee pursuant to  Section
12.01 shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 5.03; provided, however, that, if not then needed for such purpose, such money shall, to the extent practicable, be invested in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or certificates of an ownership interest in the principal of or interest on any of such obligations, in any case maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof on and prior to the Stated Maturity, Installment Payment Dates or Redemption Date thereof, and so long as there shall not have occurred and be continuing an Event of Default, interest earned from such investment shall be paid over to or upon the order of the Company as received by the Trustee, less any fees and expenses of the Trustee (including without limitation the fees and expenses of its counsel) incurred in connection therewith free and clear of any trust, lien or pledge under this Indenture; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held by the Trustee in accordance with this Section on the Stated Maturity, Installment Payment Dates or Redemption Date of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest then due on such Securities shall be paid over to or upon the order of the Company less any fees and expenses of the Trustee (including without limitation the fees and expenses of its counsel) incurred in connection therewith free and clear of any trust, lien or pledge under this Indenture.


                        ARTICLE THIRTEEN

   Meetings of Holders of Securities; Action without Meeting

Section 13.01. Purposes for Which Meetings May Be Called.

       A meeting of Holders of Securities of one or more, or all, series, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 13.02. Call, Notice and Place of Meetings

      (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series for any purpose specified in Section 13.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company and LP&L, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to the Company, LP&L, each Owner Trustee, each Owner Participant and the Holders, in the manner provided in Sections 1.05 and 1.06 and, in the case of each Owner Trustee or Owner Participant, in the manner specified in Section 19 of the Participation Agreement, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

       (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company, by LP&L or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, LP&L or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company and LP&L, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

       (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if representatives of the Company, LP&L and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company, LP&L and the Trustee.

Section 13.03.  Persons Entitled to Vote at Meetings.

       To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or
(b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company, LP&L, any Owner Trustee and any Owner Participant and their respective counsel.

Section 13.04.  Quorum; Action

       The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series: provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class, shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 13.05(e), notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

        Except as limited by Section 11.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

       Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

Section 13.05.  Attendance at Meetings; Determination  of  Voting
            Rights; Conduct and Adjournment of Meetings.

       (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

        (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section
1.04 or other proof.

       (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, LP&L or by Holders of Securities as provided in Section 13.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class.

       (d) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

       (e) Any meeting duly called pursuant to Section 13.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 13.06.  Counting Votes and Recording Action of Meetings

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in quadruplicate of all votes cast at the meeting. A record, a least in quadruplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.02 and, if applicable, Section 13.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to each of the Company and LP&L, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 13.07.  Action Without Meeting

       In lieu of a vote of Holders of Securities at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders of Securities by written instruments as provided in Section 1.04.


                        ARTICLE FOURTEEN

Liability of the Company Solely Corporate; No Liability of LP&L

Section 14.01.  Liability of the Company Solely Corporate

       No recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

Section 14.02.  No Liability of LP&L.

       In no event shall any provision of this Indenture or the Securities constitute a guaranty or assumption by LP&L of the Securities or the indebtedness represented thereby (it being understood that, in accordance with Section 2.16 of each Lease Indenture, LP&L may assume, or be deemed to have assumed, the Pledged Lessor Bonds).

                         _____________

        This  instrument  may  be  executed  in  any  number   of
counterparts, each of which when so executed shall be  deemed  to
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.

       In Witness Whereof, the parties have caused this Indenture to be duly executed as of the day and year first above written.

                     W3A Funding Corporation


                     By
                        Title:  Vice President

                     Louisiana Power & Light Company


                     By
                        Title:  Vice President and Treasurer

                  BANKERS TRUST COMPANY, not in  its
                  individual capacity but solely as Trustee


                  By
                     Title:  Vice President

State of New York       )
                        )  ss.:
County of New York      )


      Personally appeared before me, the undersigned authority in and for the said county and state, on this __th day of ______________, within my jurisdiction, the within named
____________, who acknowledged that he is a Vice President of W3A Funding Corporation, a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                              /s/
                                                Notary Public



My Commission Expires:

State of Louisiana   )
                     )  ss.:
Parish of Orleans    )


      Personally appeared before me, the undersigned authority in and for the said parish and state, on this __th day of ______________, within my jurisdiction, the within named
________________, who acknowledged that he is a _________________
of Louisiana Power & Light Company, a Louisiana corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                                 /s/
                                        Notary Public



My Commission Expires:

State of New York    )
                     )  ss.:
County of New York   )


      Personally appeared before me, the undersigned authority in and for the said county and state, on this __th day of _______________, within my jurisdiction, the within named
____________________, who acknowledged that he is a __________ of
BANKERS TRUST COMPANY, a New York banking corporation, and that for and on behalf of the said corporation, and as its act and deed,he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                              /s/
                                                Notary Public







My Commission Expires:

State of New York    )
                     )  ss.:
County of New York   )


      Personally appeared before me, the undersigned authority in and for the said county and state, on this __th day of _____________, within my jurisdiction, the within named
, who acknowledged that he is a ____________ of BANKERS TRUST COMPANY, a New York banking corporation, Trustee under the above and foregoing instrument, and that for and on behalf of the said corporation, and as its act and deed in said capacity as Trustee and its having been duly authorized so to do, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                              /s/
                                                Notary Public






My Commission Expires:

                           EXHIBIT A

              IDENTIFICATION OF CERTAIN DOCUMENTS
                      AND PARTIES THERETO

                             PART I


       Lease  _  Facility Lease No. 1, dated as of  September  1,
1989,  as  amended and supplemented, between LP&L and  the  Owner
Trustee, as Lessor (a "Lessor").

       Lease Indenture _ Indenture of Mortgage and Deed of Trust No. 1, dated as of September 1, 1989, as amended and supplemented ("Lease Indenture No. 1"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as trustees (together, a "Lease Indenture Trustee").

       Owner Trustee _ First National Bank of Commerce as trustee under Trust Agreement No. 1, dated as of September 1, 1989, with
ESSL 2, Inc. (the "Owner Participant").

       Participation Agreement _ Participation Agreement No. 1, dated as of September 1, 1989, among the Owner Participant, First National Bank of Commerce, individually and as Owner Trustee, Bankers Trust Company and Stanley Burg, individually and as Indenture Trustee, and LP&L.


                            PART II

       Lease  _  Facility Lease No. 2, dated as of  September  1,
1989,  as  amended and supplemented, between LP&L and  the  Owner
Trustee, as Lessor (a "Lessor").

       Lease Indenture _ Indenture of Mortgage and Deed of Trust No. 2, dated as of September 1, 1989, as amended and supplemented ("Lease Indenture No. 2"), between the Owner Trustee and Bankers Trust Company of California, National Association, and Cecil D. Bobey, as trustees (together, a "Lease Indenture Trustee").

       Owner Trustee _ First National Bank of Commerce as trustee under Trust Agreement No. 2, dated as of September 1, 1989, with
ESSL 2, Inc. (the "Owner Participant").

       Participation Agreement _ Participation Agreement No. 2, dated as of September 1, 1989, among the Owner Participant, First National Bank of Commerce, individually and as Owner Trustee, Bankers Trust Company of California, National Association, and Cecil D. Bobey, individually and as Indenture Trustee, and LP&L.

                            PART III

       Lease  -  Facility Lease No. 3, dated as of  September  1,
1989,  as  amended and supplemented, between LP&L and  the  Owner
Trustee, as Lessor (a "Lessor").

       Lease Indenture - Indenture of Mortgage and Deed of Trust No. 3, dated as of September 1, 1989, as amended and supplemented ("Lease Indenture No. 3"), between the Owner Trustee and Security Pacific National Trust Company (New York) and Kenneth T. McGraw, as trustee (together, a "Lease Indenture Trustee").

       Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 3, dated as of September 1, 1989, with
ESSL 2, Inc. (an "Owner Participant").

       Participation Agreement - Participation Agreement No. 3, dated as of September 1, 1989, among the Owner Participant, First National Bank of Commerce, individually and as Owner Trustee, Security Pacific National Trust Company (New York) and Kenneth T. McGraw, individually and as Indenture Trustee, and LP&L.